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                                                                 EXHIBIT 23.2



                              INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CellStar Corporation:


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             KPMG Peat Marwick LLP



Dallas, Texas
December 5, 1997